[EXECUTION COPY]


                 AMENDMENT NO. 2 TO CREDIT AGREEMENT AND WAIVER
                                       AND
              AMENDMENT NO. 1 TO BRIDGE CREDIT AGREEMENT AND WAIVER


              AMENDMENT NO. 2 TO CREDIT AGREEMENT AND WAIVER and AMENDMENT NO. 1 TO BRIDGE CREDIT AGREEMENT AND WAIVER (this "Amendment") dated as of July 30, 1996 among PERINI CORPORATION (the "Borrower"), the banks listed on the signature pages hereof, each in its capacity as a "Bank" under the Credit Agreement referenced below (collectively, the "Banks") and in its capacity as a "Bridge Bank" under the Bridge Credit Agreement referenced below (collectively, the "Bridge Banks"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                              W I T N E S S E T H :

              WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of December 6, 1994 (as heretofore amended, the "Credit Agreement");

              WHEREAS, the Borrower, the Bridge Banks and the Agent are parties to a Bridge Credit Agreement dated as of February 26, 1996 (the "Bridge Credit Agreement"); and

              WHEREAS, at the request of the Borrower, the Banks, the Bridge Banks and the Agent have agreed to amend certain provisions of the Credit Agreement and the Bridge Credit Agreement and to waive certain Events of Default under the Credit Agreement and certain Events of Default under the Bridge Credit Agreement, in each case under the terms and conditions set forth herein.

              NOW, THEREFORE, the parties hereto agree as follows:

              1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement or the Bridge Credit Agreement shall have the meaning assigned to such term in the Credit Agreement or the Bridge Credit Agreement, as the case may be. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement or the Bridge Credit Agreement, as the case may be, shall from and after

27009/007/AMEND.96/amend.2
the date hereof refer to the Credit Agreement or the Bridge Credit Agreement, as the case may be, as amended hereby.

              2.  Amendment to definition of Bridge Termination
Date. The definition of "Bridge Termination Date" contained in Section 1.01 of the Bridge Credit Agreement is amended and restated in its entirety as follows:

                      "Bridge Termination Date" means September 30, 1996.

              3. Amendment of Debt Covenants Contained in the Credit Agreement and Bridge Credit Agreement. Section 5.08(b) of the Credit Agreement and Section 5.08(b) of the Bridge Credit Agreement are amended, in each case by:

              (a) renumbering the existing clause (v) therein as clause (vi), and changing the reference to "clauses (i) through (iv)" in such renumbered clause (vi) to "clauses (i) though (v)"; and

              (b) adding a new clause (v) immediately after clause (iv) therein as follows:

                      (v) Debt of Perini Resorts, Inc. to Glenco Squaw Associates, a California limited partnership, evidenced by the promissory note dated July 1, 1996, in the original principal amount of $2,300,000 and bearing interest at 8%, issued as described in Section 5.15 hereof.

              4. Amendment of Negative Pledge Covenants Contained in the Credit Agreement and Bridge Credit Agreement. Section 5.11 of the Credit Agreement and
Section 5.11 of the Bridge Credit Agreement are amended, in each case by:

              (a) deleting the word "and" after the semi-colon  following clause
(j) thereof; and

              (b) inserting a semi-colon, the word "and" and the following new clause (l) immediately before the final period thereof:

                      (l) Liens granted by Perini Resorts,  Inc. to Glenco Squaw
              Associates in the proceeds of its right to receive distributions from Glenco-Perini- HCV Partners, a California limited partnership, as its distributive share of principal and interest payments on the "GPH Loan", which Liens have been granted pursuant to a Security Agreement dated

27009/007/AMEND.96/amend.2

              July 1, 1996 and which Liens  secure the Debt  described in clause
              (v) of Section 5.08(b).

              5. Amendment of Covenants Restricting Real Estate Investments Contained in the Credit Agreement and Bridge Credit Agreement. Section 5.15 of the Credit Agreement and Section 5.15 of the Bridge Credit Agreement are amended, in each case, by inserting a semi-colon and the following proviso at the end of the first sentence thereof:

     provided that in addition to Real Estate Investments permitted by the foregoing formula, Perini Resorts, Inc. may purchase from Glenco Squaw Associates its 40% limited partnership interest in Glenco-Perini-HCV Partners, a California limited partnership, for a purchase price consisting of a $700,000 cash payment and a $2,300,000 promissory note, pursuant to the Agreement for Assignment of Limited Partnership Interest dated as of June 27, 1996.

              6. Waiver of Certain Events of Default. The Banks hereby waive the Events of Default arising under Sections 5.01(f), 5.08(b), 5.11, 5.15 and 5.16 of the Credit Agreement and the Bridge Banks hereby waive the Events of Default arising under Sections 5.01(f), 5.08(b), 5.11, 5.15 and 5.16 of the Bridge Credit Agreement which arose prior to the date hereof due to any of the following:

              (a) Perini Resorts,  Inc.'s  incurring the Debt described above in
Section 3 of this Amendment;

              (b) Perini  Resorts,  Inc.'s granting the Liens described above in
Section 4 of this Amendment;

              (c) Perini Resorts, Inc.'s making the Real Estate Investment described above in Section 5 of this Amendment; and

              (d) the Borrower's failing to deliver notice of such Events of Defaults (and related Defaults).

              7. Agreement to Provide Business Plan. The Borrower agrees to provide to each Bank and to each Bridge Bank, by no later than August 31, 1996, an operating plan and financial forecast detailing the projected operations and financial performance for the Borrower and its Consolidated Subsidiaries (including a breakdown for each operating division) through December 31, 1998, in a form acceptable to the Required Banks under the Credit Agreement and the Required Banks under the Bridge Credit Agreement.


27009/007/AMEND.96/amend.2

              8. Extension Fee. The Borrower agrees to pay to the Agent, for the account of each Bridge Bank (other than Morgan Guaranty Trust Company of New York ("Morgan")) in proportion to its Bridge Commitment, an extension fee equal to 1.00% of the excess of the aggregate amount of all Bridge Commitments over the amount of Morgan's Bridge Commitment.

              9. Representations and Warranties Correct; No Default. The Borrower represents and warrants that on and as of the date hereof, after giving effect to this Amendment, (a) the representations and warranties of each Obligor contained in each Financing Document, as amended, to which it is a party are true and (b) no Default under the Credit Agreement and no Default under the Bridge Credit Agreement exists.

              10. Effect of Amendments and Waivers. Except as expressly set forth herein, the amendments and waivers contained herein shall not constitute an amendment or waiver of any term or condition of the Credit Agreement, the Bridge Credit Agreement or any other Financing Documents, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

              11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

              12. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

              13. Effectiveness. This Amendment shall become effective as of the date hereof when the following conditions shall have been satisfied:

              (a) the Agent shall have received duly executed counterparts hereof signed by the Borrower, the Required Banks (as defined in the Credit Agreement), the Required Banks (as defined in Bridge Credit Agreement) and each Subsidiary Guarantor (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

              (b) the Agent shall have received, for the account of each Lender, the extension fee required to be paid under Section 8 of this Amendment;


27009/007/AMEND.96/amend.2

              (c) the Borrower shall have paid all amounts which it is required to pay pursuant to Section 9.03 of the Credit Agreement or Section 8.03 of the Bridge Credit Agreement, and for which a statement shall have been delivered to the Borrower and the Agent on or prior to July 30, 1996;

              (d) the Agent shall have received a copy of the resolutions of the Board of Directors of the Borrower and each Subsidiary Guarantor authorizing the execution, delivery and performance of this Amendment, satisfactory in form and substance to the Agent; and

              (e) the Agent shall have received a copy of the certificates of the Secretary or an Assistant Secretary of the Borrower and each Subsidiary Guarantor certifying the names and true signatures of the officers of the Borrower and each Subsidiary Guarantor who shall be authorized to sign this Amendment, satisfactory in form and substance to the Agent.


              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                        PERINI CORPORATION


                                        By:      _____________________________
                                                 Name:
                                                 Title:


                                        By:      _____________________________
                                                 Name:
                                                 Title:

27009/007/AMEND.96/amend.2

                                        Each  of the  undersigned  banks  is
                                        signing  this  Amendment  No.  2  to
                                        Credit   Agreement  and  Waiver  and
                                        Amendment  No.  1 to  Bridge  Credit
                                        Agreement and Waiver in its capacity
                                        as  a  "Bank"   under   the   Credit
                                        Agreement  referenced above and as a
                                        "Bridge   Bank"   under  the  Bridge
                                        Credit Agreement referenced above:

                                        MORGAN GUARANTY TRUST COMPANY
                                           OF NEW YORK


                                        By:      _____________________________
                                                 Name:
                                                 Title:



                                        FLEET NATIONAL BANK OF MASSACHUSETTS
                                          (f/k/a SHAWMUT BANK, N.A.)


                                        By:      _____________________________
                                                 Name:
                                                 Title:



                                        BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION



                                        By:      _____________________________
                                                 Name:
                                                 Title:



                                        BAYBANK, N.A.,


                                        By:      _____________________________
                                                 Name:
                                                 Title:



27009/007/AMEND.96/amend.2

                                        COMERICA BANK


                                        By:      _____________________________
                                                 Name:
                                                 Title:



                                        HARRIS TRUST & SAVINGS BANK


                                        By:      _____________________________
                                                 Name:
                                                 Title:



                                        STATE STREET BANK AND TRUST COMPANY


                                        By:      _____________________________
                                                 Name:
                                                 Title:



                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK, as Agent


                                        By:      _____________________________
                                                 Name:
                                                 Title:




Each of the undersigned Subsidiary Guaras consents to the foregoing Amendment:



27009/007/AMEND.96/amend.2

PERINI BUILDING COMPANY, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI INTERNATIONAL CORPORATION


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI LAND AND DEVELOPMENT COMPANY, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



27009/007/AMEND.96/amend.2

R. E. DAILEY & CO.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PARAMOUNT DEVELOPMENT ASSOCIATES, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI ENVIRONMENTAL SERVICES, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:




27009/007/AMEND.96/amend.2

PERINI RESORTS, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



27009/007/AMEND.96/amend.2

                                                        [EXECUTION COPY]


                   AMENDMENT NO. 2 TO BRIDGE CREDIT AGREEMENT
                                AND WAIVERS UNDER
                  CREDIT AGREEMENT AND BRIDGE CREDIT AGREEMENT


              AMENDMENT NO. 2 TO BRIDGE CREDIT AGREEMENT AND WAIVERS UNDER CREDIT AGREEMENT AND BRIDGE CREDIT AGREEMENT (this "Amendment") dated as of September 30, 1996 among PERINI CORPORATION (the "Borrower"), the banks listed on the signature pages hereof, each in its capacity as a "Bank" under the Credit Agreement referenced below
(collectively, the "Banks") and in its capacity as a "Bridge Bank" under the Bridge Credit Agreement referenced below (collectively, the "Bridge Banks"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                              W I T N E S S E T H :

              WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of December 6, 1994 (as heretofore amended, the "Credit Agreement");

              WHEREAS, the Borrower, the Bridge Banks and the Agent are parties to a Bridge Credit Agreement dated as of February 26, 1996 (the "Bridge Credit Agreement"); and

              WHEREAS, at the request of the Borrower, the Banks, the Bridge Banks and the Agent have agreed to amend the definition of "Bridge Termination Date" in the Bridge Credit Agreement and to waive certain Events of Default under the Credit Agreement and certain Events of Default under the Bridge Credit Agreement, in each case under the terms and conditions set forth herein.

              NOW, THEREFORE, the parties hereto agree as follows:

              1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement or the Bridge Credit Agreement shall have the meaning assigned to such term in the Credit Agreement or the Bridge Credit Agreement, as the case may be. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the

27009/007/AMEND.96/bridge.amend.2

Credit Agreement or the Bridge Credit Agreement, as the case may be, shall from and after the date hereof refer to the Credit Agreement or the Bridge Credit Agreement, as the case may be, as amended hereby.

              2. Amendment to definition of Bridge Termination Date. The definition of "Bridge Termination Date" contained in Section 1.01 of the Bridge Credit Agreement is amended and restated in its entirety as follows:

              "Bridge Termination Date" means the date that is the earliest to occur of the following:

                      (a)      October 2, 1996;

                      (b) the date, if any, when (i) the Stock Purchase and Sale
              Agreement dated as of July 24, 1996 (the "Stock Purchase Agreement") among Richard C. Blum & Associates, L.P. ("RCBA"), PB Capital Partners, L.P. (the "Purchaser") and the Borrower shall terminate or (ii) RCBA or the Purchaser shall otherwise take any action, or fail to take any action, which action or failure to take any action indicates an intention not to make at least a $30,000,000 equity investment in the Borrower in accordance with the Stock Purchase Agreement; and

                      (c) the date,  if any, when the Bridge  Commitments  shall terminate and the Bridge Notes shall become immediately due and payable pursuant to Section 6.01 of the Bridge Credit Agreement.

              3. Waiver of Certain Events of Default. Solely for the period from the date hereof until the Bridge Termination Date, the Banks and the Bridge Banks hereby waive (i) the Defaults (including notice thereof) arising under the Credit Agreement and the Bridge Credit Agreement solely as a result of the fact that the cumulative amount of Net Real Estate Investments since January 1, 1996 shall exceed the limitations thereon contained in Section 5.15 of the Credit Agreement and Section 5.15 of the Bridge Credit Agreement and (ii) the conditions to borrowing set forth in Section 3.02(c) of the Credit Agreement and
Section 3.02(c) of the Bridge Credit Agreement solely with respect to such Defaults.

              4. Representations and Warranties Correct; No Default. The Borrower represents and warrants that on and as of the date hereof, after giving effect to this Amendment, (a) the representations and warranties of each Obligor contained in each Financing Document, as amended, to which it is a party are true and (b) no Default under the Credit Agreement and no Default under the Bridge Credit Agreement exists.


27009/007/AMEND.96/bridge.amend.2

              5. Effect of Amendments and Waivers. Except as expressly set forth herein, the amendments and waivers contained herein shall not constitute an amendment or waiver of any term or condition of the Credit Agreement, the Bridge Credit Agreement or any other Financing Documents, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

              6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

              7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

              8. Effectiveness. This Amendment shall become effective as of the date hereof when the following conditions shall have been satisfied:

              (a) the Agent shall have received duly executed counterparts hereof signed by the Borrower, each of the Banks and Bridge Banks and each Subsidiary Guarantor (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

              (b) the Borrower shall have paid all amounts which it is required to pay pursuant to Section 9.03 of the Credit Agreement or Section 8.03 of the Bridge Credit Agreement, and for which a statement shall have been delivered to the Borrower and the Agent on or prior to September 27, 1996; and

              (e) the Agent shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of the Stock Purchase Agreement and approving a proposed restructuring of the Borrower's obligations under the Credit Agreement and Bridge Credit Agreement in accordance with the draft "Summary of Terms and Conditions" dated September 26, 1996.



27009/007/AMEND.96/bridge.amend.2

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                        PERINI CORPORATION


                                        By:      _____________________________
                                                 Name:
                                                 Title:


                                        By:      _____________________________
                                                 Name:
                                                 Title:


                                            Each  of the  undersigned  banks  is
                                            signing  this  Amendment  No.  2  to
                                            Bridge Credit  Agreement and Waivers
                                            Under  Credit  Agreement  and Bridge
                                            Credit  Agreement in its capacity as
                                            a "Bank" under the Credit  Agreement
                                            referenced  above  and as a  "Bridge
                                            Bank"   under  the   Bridge   Credit
                                            Agreement referenced above:

                                            MORGAN GUARANTY TRUST COMPANY OF
                                            NEW YORK


                                            By:      ___________________________
                                                     Name:
                                                     Title:



                                            FLEET  NATIONAL  BANK  (f/k/a  FLEET
                                            NATIONAL   BANK  OF   MASSACHUSETTS,
                                            N.A.; f/k/a SHAWMUT BANK, N.A.)


                                            By:      ___________________________
                                                     Name:
                                                     Title:

27009/007/AMEND.96/bridge.amend.2

                                      FLEET NATIONAL BANK (f/k/a FLEET
                                      NATIONAL BANK OF MASSACHUSETTS, N.A.)


                                      By:      _____________________________
                                               Name:
                                               Title:



                                      BANK OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION


                                      By:      _____________________________
                                               Name:
                                               Title:



                                      THE FIRST NATIONAL BANK OF BOSTON


                                      By:      _____________________________
                                               Name:
                                               Title:



                                      COMERICA BANK


                                      By:      _____________________________
                                               Name:
                                               Title:



                                      HARRIS TRUST & SAVINGS BANK


                                      By:      _____________________________
                                               Name:
                                               Title:

27009/007/AMEND.96/bridge.amend.2

                                      STATE STREET BANK AND TRUST COMPANY


                                      By:      _____________________________
                                               Name:
                                               Title:



                                      MORGAN GUARANTY TRUST COMPANY OF
                                      NEW YORK, as Agent


                                      By:      _____________________________
                                               Name:
                                               Title:


Each of the undersigned Subsidiary Guarantors consents to the foregoing Amendment:

PERINI BUILDING COMPANY, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:




27009/007/AMEND.96/bridge.amend.2

PERINI INTERNATIONAL CORPORATION


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI LAND AND DEVELOPMENT COMPANY, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



R. E. DAILEY & CO.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:




27009/007/AMEND.96/bridge.amend.2

PARAMOUNT DEVELOPMENT ASSOCIATES, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI ENVIRONMENTAL SERVICES, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI RESORTS, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:


27009/007/AMEND.96/bridge.amend.2

                                                              [EXECUTION COPY]


                   AMENDMENT NO. 3 TO BRIDGE CREDIT AGREEMENT
                                AND WAIVERS UNDER
                  CREDIT AGREEMENT AND BRIDGE CREDIT AGREEMENT


              AMENDMENT NO. 3 TO BRIDGE CREDIT AGREEMENT AND WAIVERS UNDER CREDIT AGREEMENT AND BRIDGE CREDIT AGREEMENT (this "Amendment") dated as of October 2, 1996 among PERINI CORPORATION (the "Borrower"), the banks listed on the signature pages hereof, each in its capacity as a "Bank" under the Credit Agreement referenced below
(collectively, the "Banks") and in its capacity as a "Bridge Bank" under the Bridge Credit Agreement referenced below (collectively, the "Bridge Banks"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                              W I T N E S S E T H :

              WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of December 6, 1994 (as heretofore amended, the "Credit Agreement");

              WHEREAS, the Borrower, the Bridge Banks and the Agent are parties to a Bridge Credit Agreement dated as of February 26, 1996 (the "Bridge Credit Agreement"); and

              WHEREAS, at the request of the Borrower, the Banks, the Bridge Banks and the Agent have agreed to amend the definition of "Bridge Termination Date" in the Bridge Credit Agreement and to waive certain Events of Default under the Credit Agreement and certain Events of Default under the Bridge Credit Agreement, in each case under the terms and conditions set forth herein.

              NOW, THEREFORE, the parties hereto agree as follows:

              1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement or the Bridge Credit Agreement shall have the meaning assigned to such term in the Credit Agreement or the Bridge Credit Agreement, as the case may be. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the

27009/007/AMEND.96/amend.3

Credit Agreement or the Bridge Credit Agreement, as the case may be, shall from and after the date hereof refer to the Credit Agreement or the Bridge Credit Agreement, as the case may be, as amended hereby.

              2. Amendment to definition of Bridge Termination Date. The definition of "Bridge Termination Date" contained in Section 1.01 of the Bridge Credit Agreement is amended and restated in its entirety as follows:

              "Bridge Termination Date" means the date that is the earliest to occur of the following:

                      (a)      November 22, 1996;

                      (b) the date, if any, when (i) the Stock Purchase and Sale
              Agreement dated as of July 24, 1996 (the "Stock Purchase Agreement") among Richard C. Blum & Associates, L.P. ("RCBA"), PB Capital Partners, L.P. (the "Purchaser") and the Borrower shall terminate or (ii) RCBA or the Purchaser shall otherwise take any action, or fail to take any action, which action or failure to take any action indicates an intention not to make at least a $30,000,000 equity investment in the Borrower in accordance with the Stock Purchase Agreement;

                      (c) October 15, 1996, unless on or before such date the Agent shall have received a letter from RCBA stating that RCBA and the Purchaser have completed their review and due diligence investigations with respect to the business, operations, affairs, prospects, properties, assets, existing and potential liabilities, obligations, profits and condition (financial or otherwise) of the Borrower and its Subsidiaries and that each of RCBA and the Purchaser is fully satisfied with the results thereof;

                      (d) November 1, 1996, unless on or before such date a proxy statement soliciting consents from the shareholders of the Borrower to the sale of shares of Series B Cumulative Convertible Preferred Stock to the Purchaser in accordance with the Stock Purchase Agreement shall have been sent to such shareholders, in compliance with the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and other applicable law;

                      (e) the date, if any, when the aggregate cumulative amount of Real Estate Investments made at any time during the period beginning October 1, 1996 and ending on such date shall exceed $1,500,000; and


27009/007/AMEND.96/amend.3                                     [EXECUTION COPY]

                      (f) the date,  if any, when the Bridge  Commitments  shall terminate and the Bridge Notes shall become immediately due and payable pursuant to Section 6.01 of the Bridge Credit Agreement.

              3. Waiver of Certain Events of Default. Subject to clause (e) of the definition of "Bridge Termination Date" as modified by paragraph 2 of this Amendment, solely for the period from the date hereof until the Bridge Termination Date, the Banks and the Bridge Banks hereby waive (i) the Defaults (including notice thereof) arising under the Credit Agreement and the Bridge Credit Agreement solely as a result of the fact that the cumulative amount of Net Real Estate Investments since January 1, 1996 shall exceed the limitations thereon contained in Section 5.15 of the Credit Agreement and Section 5.15 of the Bridge Credit Agreement and (ii) the conditions to borrowing set forth in
Section 3.02(c) of the Credit Agreement and Section 3.02(c) of the Bridge Credit Agreement solely with respect to such Defaults.

              4. Representations and Warranties Correct; No Default. The Borrower represents and warrants that on and as of the date hereof, after giving effect to this Amendment, (a) the representations and warranties of each Obligor contained in each Financing Document, as amended, to which it is a party are true and (b) no Default under the Credit Agreement and no Default under the Bridge Credit Agreement exists.

              5. Effect of Amendments and Waivers. Except as expressly set forth herein, the amendments and waivers contained herein shall not constitute an amendment or waiver of any term or condition of the Credit Agreement, the Bridge Credit Agreement or any other Financing Documents, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

              6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

              7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

              8. Effectiveness. This Amendment shall become effective as of the date hereof when the following conditions shall have been satisfied:

              (a) the Agent shall have received duly executed counterparts hereof signed by the Borrower, each of the Banks and Bridge Banks and each Subsidiary Guarantor (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received

27009/007/AMEND.96/amend.3
                                        3
     telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

              (b) the Borrower shall have paid all amounts which it is required to pay pursuant to Section 9.03 of the Credit Agreement or Section 8.03 of the Bridge Credit Agreement, and for which a statement shall have been delivered to the Borrower and the Agent on or prior to September 27, 1996;

              (c) the Agent shall have received a copy of the resolutions of the Board of Directors of the Borrower and each Subsidiary Guarantor authorizing the execution, delivery and performance of this Amendment, satisfactory in form and substance to the Agent;

              (d) the Agent shall have received a copy of the certificates of the Secretary or an Assistant Secretary of the Borrower and each Subsidiary Guarantor certifying the names and true signatures of the officers of the Borrower and each Subsidiary Guarantor who shall be authorized to sign this Amendment, satisfactory in form and substance to the Agent; and

              (e) the Agent shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of the Stock Purchase Agreement and approving a proposed restructuring of the Borrower's obligations under the Credit Agreement and Bridge Credit Agreement in accordance with the draft "Summary of Terms and Conditions" dated September 26, 1996.


              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                        PERINI CORPORATION


                                        By:      _____________________________
                                                 Name:
                                                 Title:


                                        By:      _____________________________
                                                 Name:
                                                 Title:

27009/007/AMEND.96/amend.3
                                       4

                                      Each  of the  undersigned  banks  is
                                      signing  this  Amendment  No.  3  to
                                      Bridge Credit  Agreement and Waivers
                                      Under  Credit  Agreement  and Bridge
                                      Credit  Agreement in its capacity as
                                      a "Bank" under the Credit  Agreement
                                      referenced  above  and as a  "Bridge
                                      Bank"   under  the   Bridge   Credit
                                      Agreement referenced above:

                                      MORGAN GUARANTY TRUST COMPANY OF
                                      NEW YORK


                                      By:      _____________________________
                                               Name:
                                               Title:


                                      FLEET  NATIONAL  BANK  (f/k/a  FLEET
                                      NATIONAL   BANK  OF   MASSACHUSETTS,
                                      N.A.; f/k/a SHAWMUT BANK, N.A.)


                                      By:      _____________________________
                                               Name:
                                               Title:


                                      FLEET NATIONAL BANK (f/k/a FLEET
                                      NATIONAL BANK OF MASSACHUSETTS, N.A.)


                                      By:      _____________________________
                                               Name:
                                               Title:


                                      BANK OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION


                                      By:      _____________________________
                                               Name:
                                               Title:


27009/007/AMEND.96/amend.3

                                      THE FIRST NATIONAL BANK OF BOSTON


                                      By:      _____________________________
                                               Name:
                                               Title:



                                      COMERICA BANK


                                      By:      _____________________________
                                               Name:
                                               Title:



                                      HARRIS TRUST & SAVINGS BANK


                                      By:      _____________________________
                                               Name:
                                               Title:



                                      STATE STREET BANK AND TRUST COMPANY


                                      By:      _____________________________
                                               Name:
                                               Title:



                                      MORGAN GUARANTY TRUST COMPANY OF
                                      NEW YORK, as Agent


                                      By:      _____________________________
                                               Name:
                                               Title:

27009/007/AMEND.96/amend.3

Each of the undersigned Subsidiary Guarantors consents to the foregoing Amendment:

PERINI BUILDING COMPANY, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI INTERNATIONAL CORPORATION


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI LAND AND DEVELOPMENT COMPANY, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:


27009/007/AMEND.96/amend.3
                                        7

R. E. DAILEY & CO.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PARAMOUNT DEVELOPMENT ASSOCIATES, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI ENVIRONMENTAL SERVICES, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:




27009/007/AMEND.96/amend.3

                                        8

PERINI RESORTS, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:


27009/007/AMEND.96/amend.3
                                        9

                                                              [EXECUTION COPY]



                   AMENDMENT NO. 4 TO BRIDGE CREDIT AGREEMENT


              AMENDMENT NO. 4 TO BRIDGE CREDIT AGREEMENT (this "Amendment") dated as of October 15, 1996 among PERINI CORPORATION (the "Borrower"), the banks listed on the signature pages hereof (collectively, the "Bridge Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                              W I T N E S S E T H :

              WHEREAS, the Borrower, the Bridge Banks and the Agent are parties to a Bridge Credit Agreement dated as of February 26, 1996 (as amended, the "Bridge Credit Agreement"); and

              WHEREAS, at the request of the Borrower, the Bridge Banks and the Agent have agreed to amend the definition of "Bridge Termination Date" in the Bridge Credit Agreement as set forth herein.

              NOW, THEREFORE, the parties hereto agree as follows:

              1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Bridge Credit Agreement shall have the meaning assigned to such term in the Bridge Credit Agreement, as the case may be. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Bridge Credit Agreement shall from and after the date hereof refer to the Bridge Credit Agreement as amended hereby.

              2. Amendment to definition of Bridge Termination Date. Clause (c) of the definition of "Bridge Termination Date" contained in Section 1.01 of the Bridge Credit Agreement is amended by changing the date referred to therein from "October 15, 1996" to "October 21, 1996".

              3. Representations and Warranties Correct; No Default. The Borrower represents and warrants that on and as of the date hereof, after giving effect to this Amendment, (a) the representations and warranties of each Obligor contained in each Financing Document, as amended, to which it is a party are true and (b) no

27009/007/AMEND.96/amend.4

Default under the Credit Agreement and no Default under the Bridge Credit Agreement exists.

              4. Effect of Amendment. Except as expressly set forth herein, the amendments and waivers contained herein shall not constitute an amendment or waiver of any term or condition of the Credit Agreement, the Bridge Credit Agreement or any other Financing Documents, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

              5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

              6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

              7. Effectiveness. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, each of the Bridge Banks and each Subsidiary Guarantor (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).


              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                        PERINI CORPORATION


                                        By:      _____________________________
                                                 Name:
                                                 Title:


                                        By:      _____________________________
                                                 Name:
                                                 Title:

27009/007/AMEND.96/amend.4

                                  MORGAN GUARANTY TRUST COMPANY OF
                                  NEW YORK


                                  By:      _____________________________
                                           Name:
                                           Title:


                                  FLEET NATIONAL BANK


                                  By:      _____________________________
                                           Name:
                                           Title:



                                  BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION


                                  By:      _____________________________
                                           Name:
                                           Title:



                                  BAYBANK, N.A.


                                  By:      _____________________________
                                           Name:
                                           Title:



27009/007/AMEND.96/amend.4

                                  COMERICA BANK


                                  By:      _____________________________
                                           Name:
                                           Title:



                                  HARRIS TRUST & SAVINGS BANK


                                  By:      _____________________________
                                           Name:
                                           Title:



                                  STATE STREET BANK AND TRUST COMPANY


                                  By:      _____________________________
                                           Name:
                                           Title:



                                  MORGAN GUARANTY TRUST COMPANY OF
                                  NEW YORK, as Agent


                                  By:      _____________________________
                                           Name:
                                           Title:



27009/007/AMEND.96/amend.4

Each of the undersigned Subsidiary Guarantors consents to the foregoing Amendment:

PERINI BUILDING COMPANY, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI INTERNATIONAL CORPORATION


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI LAND AND DEVELOPMENT COMPANY, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



27009/007/AMEND.96/amend.4

R. E. DAILEY & CO.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PARAMOUNT DEVELOPMENT ASSOCIATES, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI ENVIRONMENTAL SERVICES, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:




27009/007/AMEND.96/amend.4

PERINI RESORTS, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:


27009/007/AMEND.96/amend.4

                                                           [EXECUTION COPY]



                   AMENDMENT NO. 5 TO BRIDGE CREDIT AGREEMENT


              AMENDMENT NO. 5 TO BRIDGE CREDIT AGREEMENT (this "Amendment") dated as of October 21, 1996 among PERINI CORPORATION (the "Borrower"), the banks listed on the signature pages hereof (collectively, the "Bridge Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                              W I T N E S S E T H :

              WHEREAS, the Borrower, the Bridge Banks and the Agent are parties to a Bridge Credit Agreement dated as of February 26, 1996 (as amended, the "Bridge Credit Agreement"); and

              WHEREAS, at the request of the Borrower, the Bridge Banks and the Agent have agreed to amend the definition of "Bridge Termination Date" in the Bridge Credit Agreement as set forth herein.

              NOW, THEREFORE, the parties hereto agree as follows:

              1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Bridge Credit Agreement shall have the meaning assigned to such term in the Bridge Credit Agreement, as the case may be. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Bridge Credit Agreement shall from and after the date hereof refer to the Bridge Credit Agreement as amended hereby.

              2. Amendment to definition of Bridge Termination Date. Clause (c) of the definition of "Bridge Termination Date" contained in Section 1.01 of the Bridge Credit Agreement is amended by changing the date referred to therein from "October 21, 1996" to "October 24, 1996".

              3. Representations and Warranties Correct; No Default. The Borrower represents and warrants that on and as of the date hereof, after giving effect to this Amendment, (a) the representations and warranties of each Obligor contained in each Financing Document, as amended, to which it is a party are true and (b) no

27009/007/AMEND.96/amend.5

Default under the Credit Agreement and no Default under the Bridge Credit Agreement exists.

              4. Effect of Amendment. Except as expressly set forth herein, the amendments and waivers contained herein shall not constitute an amendment or waiver of any term or condition of the Credit Agreement, the Bridge Credit Agreement or any other Financing Documents, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

              5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

              6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

              7. Effectiveness. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, each of the Bridge Banks and each Subsidiary Guarantor (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).


              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                        PERINI CORPORATION


                                        By:      _____________________________
                                                 Name:
                                                 Title:


                                        By:      _____________________________
                                                 Name:
                                                 Title:

27009/007/AMEND.96/amend.5

                                      MORGAN GUARANTY TRUST COMPANY OF
                                      NEW YORK


                                      By:      _____________________________
                                               Name:
                                               Title:


                                      FLEET NATIONAL BANK


                                      By:      _____________________________
                                               Name:
                                               Title:



                                      BANK OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION


                                      By:      _____________________________
                                               Name:
                                               Title:



                                      BAYBANK, N.A.


                                      By:      _____________________________
                                               Name:
                                               Title:



                                      COMERICA BANK


                                      By:      _____________________________
                                               Name:
                                               Title:

27009/007/AMEND.96/amend.5

                                      HARRIS TRUST & SAVINGS BANK


                                      By:      _____________________________
                                               Name:
                                               Title:



                                      STATE STREET BANK AND TRUST COMPANY


                                      By:      _____________________________
                                               Name:
                                               Title:



                                      MORGAN GUARANTY TRUST COMPANY OF
                                      NEW YORK, as Agent


                                      By:      _____________________________
                                               Name:
                                               Title:


Each of the undersigned Subsidiary Guarantors consents to the foregoing Amendment:

PERINI BUILDING COMPANY, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:


27009/007/AMEND.96/amend.5

PERINI INTERNATIONAL CORPORATION


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI LAND AND DEVELOPMENT COMPANY, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



R. E. DAILEY & CO.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:




27009/007/AMEND.96/amend.5

PARAMOUNT DEVELOPMENT ASSOCIATES, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI ENVIRONMENTAL SERVICES, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI RESORTS, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:


27009/007/AMEND.96/amend.5

                                                              [EXECUTION COPY]



                   AMENDMENT NO. 6 TO BRIDGE CREDIT AGREEMENT


              AMENDMENT NO. 6 TO BRIDGE CREDIT AGREEMENT (this "Amendment") dated as of October 24, 1996 among PERINI CORPORATION (the "Borrower"), the banks listed on the signature pages hereof (collectively, the "Bridge Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                              W I T N E S S E T H :

              WHEREAS, the Borrower, the Bridge Banks and the Agent are parties to a Bridge Credit Agreement dated as of February 26, 1996 (as amended, the "Bridge Credit Agreement"); and

              WHEREAS, at the request of the Borrower, the Bridge Banks and the Agent have agreed to amend the definition of "Bridge Termination Date" in the Bridge Credit Agreement as set forth herein.

              NOW, THEREFORE, the parties hereto agree as follows:

              1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Bridge Credit Agreement shall have the meaning assigned to such term in the Bridge Credit Agreement, as the case may be. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Bridge Credit Agreement shall from and after the date hereof refer to the Bridge Credit Agreement as amended hereby.

              2. Amendment to definition of Bridge Termination Date. Clause (c) of the definition of "Bridge Termination Date" contained in Section 1.01 of the Bridge Credit Agreement is amended by changing the date referred to therein from "October 24, 1996" to "October 29, 1996".

              3. Representations and Warranties Correct; No Default. The Borrower represents and warrants that on and as of the date hereof, after giving effect to this Amendment, (a) the representations and warranties of each Obligor contained in each Financing Document, as amended, to which it is a party are true and (b) no

27009/007/AMEND.96/amend.6

Default under the Credit Agreement and no Default under the Bridge Credit Agreement exists.

              4. Effect of Amendment. Except as expressly set forth herein, the amendments and waivers contained herein shall not constitute an amendment or waiver of any term or condition of the Credit Agreement, the Bridge Credit Agreement or any other Financing Documents, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

              5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

              6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

              7. Effectiveness. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, each of the Bridge Banks and each Subsidiary Guarantor (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).


              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                        PERINI CORPORATION


                                        By:      _____________________________
                                                 Name:
                                                 Title:


                                        By:      _____________________________
                                                 Name:
                                                 Title:

27009/007/AMEND.96/amend.6

                                    MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK


                                    By:      _____________________________
                                             Name:
                                             Title:


                                    FLEET NATIONAL BANK


                                    By:      _____________________________
                                             Name:
                                             Title:



                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION


                                    By:      _____________________________
                                             Name:
                                             Title:



                                    BAYBANK, N.A.


                                    By:      _____________________________
                                             Name:
                                             Title:



                                    COMERICA BANK


                                    By:      _____________________________
                                             Name:
                                             Title:

27009/007/AMEND.96/amend.6

                                    HARRIS TRUST & SAVINGS BANK


                                    By:      _____________________________
                                             Name:
                                             Title:



                                    STATE STREET BANK AND TRUST COMPANY


                                    By:      _____________________________
                                             Name:
                                             Title:



                                    MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK, as Agent


                                    By:      _____________________________
                                             Name:
                                             Title:


Each of the undersigned Subsidiary Guarantors consents to the foregoing Amendment:

PERINI BUILDING COMPANY, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:


27009/007/AMEND.96/amend.6

PERINI INTERNATIONAL CORPORATION


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI LAND AND DEVELOPMENT COMPANY, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



R. E. DAILEY & CO.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:




27009/007/AMEND.96/amend.6

PARAMOUNT DEVELOPMENT ASSOCIATES, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI ENVIRONMENTAL SERVICES, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI RESORTS, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:


27009/007/AMEND.96/amend.6

                                                              [EXECUTION COPY]



                   AMENDMENT NO. 7 TO BRIDGE CREDIT AGREEMENT


              AMENDMENT NO. 7 TO BRIDGE CREDIT AGREEMENT (this "Amendment") dated as of November 1, 1996 among PERINI CORPORATION (the "Borrower"), the banks listed on the signature pages hereof (collectively, the "Bridge Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                              W I T N E S S E T H :

              WHEREAS, the Borrower, the Bridge Banks and the Agent are parties to a Bridge Credit Agreement dated as of February 26, 1996 (as amended, the "Bridge Credit Agreement"); and

              WHEREAS, at the request of the Borrower, the Bridge Banks and the Agent have agreed to amend the definition of "Bridge Termination Date" in the Bridge Credit Agreement as set forth herein.

              NOW, THEREFORE, the parties hereto agree as follows:

              1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Bridge Credit Agreement shall have the meaning assigned to such term in the Bridge Credit Agreement, as the case may be. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Bridge Credit Agreement shall from and after the date hereof refer to the Bridge Credit Agreement as amended hereby.

              2. Amendment to definition of Bridge Termination Date. Clause (d) of the definition of "Bridge Termination Date" contained in Section 1.01 of the Bridge Credit Agreement is amended by changing the date referred to therein from "November 1, 1996" to "November 6, 1996".

              3. Representations and Warranties Correct; No Default. The Borrower represents and warrants that on and as of the date hereof, after giving effect to this Amendment, (a) the representations and warranties of each Obligor contained in each Financing Document, as amended, to which it is a party are true and (b) no

27009/007/AMEND.96/amend.7

Default under the Credit Agreement and no Default under the Bridge Credit Agreement exists.

              4. Effect of Amendment. Except as expressly set forth herein, the amendments and waivers contained herein shall not constitute an amendment or waiver of any term or condition of the Credit Agreement, the Bridge Credit Agreement or any other Financing Documents, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

              5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

              6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

              7. Effectiveness. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, each of the Bridge Banks and each Subsidiary Guarantor (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).


              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                        PERINI CORPORATION


                                        By:      _____________________________
                                                 Name:
                                                 Title:


                                        By:      _____________________________
                                                 Name:
                                                 Title:

27009/007/AMEND.96/amend.7

                                  MORGAN GUARANTY TRUST COMPANY OF
                                  NEW YORK


                                  By:      _____________________________
                                           Name:
                                           Title:


                                  FLEET NATIONAL BANK


                                  By:      _____________________________
                                           Name:
                                           Title:



                                  BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION


                                  By:      _____________________________
                                           Name:
                                           Title:



                                  BAYBANK, N.A.


                                  By:      _____________________________
                                           Name:
                                           Title:



                                  COMERICA BANK


                                  By:      _____________________________
                                           Name:
                                           Title:

27009/007/AMEND.96/amend.7

                                  HARRIS TRUST & SAVINGS BANK


                                  By:      _____________________________
                                           Name:
                                           Title:



                                  STATE STREET BANK AND TRUST COMPANY


                                  By:      _____________________________
                                           Name:
                                           Title:



                                  MORGAN GUARANTY TRUST COMPANY OF
                                  NEW YORK, as Agent


                                  By:      _____________________________
                                           Name:
                                           Title:


Each of the undersigned Subsidiary Guarantors consents to the foregoing Amendment:

PERINI BUILDING COMPANY, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:


27009/007/AMEND.96/amend.7

PERINI INTERNATIONAL CORPORATION


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI LAND AND DEVELOPMENT COMPANY, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



R. E. DAILEY & CO.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:




27009/007/AMEND.96/amend.7

PARAMOUNT DEVELOPMENT ASSOCIATES, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI ENVIRONMENTAL SERVICES, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI RESORTS, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:


27009/007/AMEND.96/amend.7

                                                              [EXECUTION COPY]



                   AMENDMENT NO. 8 TO BRIDGE CREDIT AGREEMENT
                                       AND
                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


              AMENDMENT NO. 8 TO BRIDGE CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment") dated as of
November 4, 1996 among PERINI CORPORATION (the "Borrower"), the banks listed on the signature pages hereof, each in its capacity as a "Bank" under the Credit Agreement referenced below (collectively, the "Banks") and in its capacity as a "Bridge Bank" under the Bridge Credit Agreement referenced below (collectively, the "Bridge Banks"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                              W I T N E S S E T H :

              WHEREAS, the Borrower, the Bridge Banks and the Agent are parties to a Bridge Credit Agreement dated as of February 26, 1996 (as amended, the "Bridge Credit Agreement");

              WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of December 6, 1994 (as amended, the "Credit Agreement"); and

              WHEREAS, at the request of the Borrower, certain of the Bridge Banks have agreed to increase their respective Bridge Commitments by an aggregate $10,000,000, and all of the Bridge Banks, the Banks and the Agent have agreed to amend certain provisions of the Bridge Credit Agreement and Credit Agreement as set forth herein, subject to the terms and conditions set forth herein;

              NOW, THEREFORE, the parties hereto agree as follows:


              SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement or the Bridge Credit Agreement shall have the meaning assigned to such term in the Credit Agreement or the Bridge Credit Agreement, as the case may be. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and

27009/007/AMEND.96/amend.8
each reference to "this Agreement" and each other similar reference contained in the Credit Agreement or Bridge Credit Agreement, as the case may be, shall from and after the date hereof refer to the Bridge Credit Agreement, as the case may be, as amended hereby.


              SECTION 2. Amendments to Definitions. The definitions of the terms "Available Bridge LC Amount," "Bridge Commitment," "Bridge Loan," "Bridge Termination Date" and "Interest Period" contained in Section 1.01 of the Bridge Credit Agreement are amended and restated in their entireties by the respective definitions for such terms as set forth below, and Section 1.01 of the Bridge Credit Agreement is further amended by inserting, in appropriate alphabetical order, the additional definitions set forth below:

                      "Amendment No. 8 Effective Date" means the date when Amendment No. 8 to Bridge Credit Agreement and Amendment No. 3 to Credit Agreement shall become effective in accordance with its terms.

                      "Available Bridge LC Amount" means, at any time, zero.

                      "Bridge Commitment" means, with respect to each Bridge Bank, the aggregate amount of such Bridge Bank's Bridge Revolving Commitment and Bridge Term Commitment, as set forth below, as such amount may be reduced from time to time pursuant to Section 2.09 or Section 2.10:

                                      Bridge         Bridge
                                     Revolving        Term        Bridge
  Bridge Banks                      Commitment     Commitment   Commitment
  ------------                      ----------     ----------   ----------
  Morgan Guaranty Trust
        Company of New York         $3,096,000     $2,464,000   $5,560,000
  Fleet National Bank                5,280,000      3,520,000    8,800,000
  Bank of America National Trust
        and Savings Association      2,184,000      1,456,000    3,640,000
  BayBank, N.A.                      1,440,000        960,000    2,400,000
  Comerica Bank                      1,200,000        800,000    2,000,000
  Harris Trust & Savings Bank        1,200,000        800,000    2,000,000
  State Street Bank and Trust
        Company                        600,000          - 0 -      600,000
                                  ------------ -------------- ------------
        Totals                     $15,000,000    $10,000,000  $25,000,000


                           "Bridge Loan" means a Bridge Term Loan made by a Bridge Bank pursuant to Section 2.01(a) or a Bridge Revolving Loan made by a Bridge Bank pursuant to Section 2.01(b), as the context may require.

                           "Bridge Revolving Commitment" means, with respect to each Bridge Bank, the amount set forth under the heading "Bridge Revolving

27009/007/AMEND.96/amend.8

         Commitment" opposite the name of such Bridge Bank in the definition of "Bridge Commitment," as such amount may be reduced from time to time pursuant to Section 2.09 or 2.10.

                           "Bridge Revolving Loan" has the meaning set forth in
         Section 2.01(b).

                           "Bridge Term Commitment" means, with respect to each Bridge Bank, the amount set forth under the heading "Bridge Term Commitment" opposite the name of such Bridge Bank in the definition of "Bridge Commitment," as such amount may be reduced from time to time pursuant to Section 2.09 or 2.10.

                           "Bridge Term Loan" has the meaning set forth in
         Section 2.01(a).

                           "Bridge Termination Date" means the date that is the earliest to occur of the following:

                           (a)      January 31, 1997;

                           (b)      the date, if any, when the Closing
         (as defined in the Stock Purchase Agreement) shall occur;

                           (c) the date,  if any,  when the  Bridge  Commitments
                  shall terminate and the Bridge Notes shall become immediately due and payable pursuant to Section 6.01 of the Bridge Credit Agreement or when the Commitments under the Credit Agreement shall terminate and the Notes issued thereunder shall become immediately due and payable pursuant to Section 6.01 of the Credit Agreement.

                           "Interest Period" means with respect to each Bridge Borrowing, the period commencing on the date of such Bridge Borrowing and ending on the Bridge Termination Date.

                           "Participation Agreement" means the Participation Agreement dated as of November 4, 1996 among the Bridge Banks, the Purchaser and the Agent, substantially in the form of Exhibit A.

                           "Purchaser" means PB Capital Partners, L.P.

                           "RCBA" means Richard C. Blum & Associates, L.P.


27009/007/AMEND.96/amend.8

                           "Stock Purchase Agreement" means the Stock Purchase and Sale Agreement dated as of July 24, 1996 among RCBA, the Purchaser and the Borrower, as amended by letter agreements dated August 21, 1996, September 16, 1996 and September 30, 1996 and by the Second Amendment to Stock Purchase Agreement dated as of a date on or about November 4, 1996.


                  SECTION 3.  Amendments to Provisions  for Making Bridge Loans.
Section 2.01 of the Bridge Credit Agreement is amended and restated in its entirety as follows:

                           SECTION 2.01.  The Bridge Loans.

                           (a) On the Amendment No. 8 Effective Date, each Bridge Bank with a Bridge Term Commitment severally agrees, on the terms and conditions set forth in this Agreement, to make a single loan to the Borrower in a principal amount equal to its Bridge Term Commitment on such date (each such loan, a "Bridge Term Loan"). The Bridge Term Loans are not revolving in nature and any amounts of such Bridge Term Loans repaid or prepaid may not be reborrowed.

                           (b) From time to time prior to the Amendment No. 8 Effective Date, each Bridge Bank has made loans to the Borrower pursuant to Section 2.01 of this Agreement as in effect prior to the Amendment No. 8 Effective Date. From time to time on and after the Amendment No. 8 Effective Date but prior to the Bridge Termination Date, each Bridge Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower (each such loan and each other loan made pursuant to Section 2.01 of this Agreement prior to the Amendment No. 8 Effective Date, a "Bridge Revolving Loan") in amounts such that the outstanding principal amount of such Bridge Bank's Bridge Revolving Loans shall not exceed, in the aggregate at any time, the amount of its Bridge Revolving Commitment. Each Bridge Borrowing under this Section 2.01(b) shall be in an aggregate principal amount of $500,000 or any larger multiple thereof (except that any such Bridge Borrowing may be in the aggregate amount of the unused Bridge Revolving Commitments) and shall be made by the several Bridge Banks ratably in proportion to their respective Bridge Revolving Commitments. Within the foregoing limits, the Borrower may borrow under this Section 2.01(b), repay, or to the extent permitted by
         Section 2.10 or Section 2.11, prepay Bridge Revolving Loans and reborrow under this Section 2.01(b) at any time prior to the Bridge Termination Date.



27009/007/AMEND.96/amend.8

                  SECTION 4.  Amendments to Interest Rate Provisions.  Section
2.05 of the Bridge Credit Agreement is amended and restated in its entirety as follows:

                           SECTION 2.05. Interest Rates. Each Bridge Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Bridge Loan is made until it becomes due, at a rate per annum equal to the sum of the Base Rate for such day plus (i) 4% in the case of any Bridge Term Loan, or (ii) 2% in the case of any Bridge Revolving Loan. Interest on all Bridge Loans shall be payable on the last Business Day of each month and on the Bridge Termination Date. Any overdue principal of or interest on any Bridge Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to such Bridge Loan for such day.


                  SECTION 5. Amendments to Provisions for Mandatory Termination or Reduction of Bridge Commitments. Subsections (c) and (d) of Section 2.10 of the Bridge Credit Agreement are amended and restated in their entirety as follows:

                           (c) Any reduction in the Bridge Commitments pursuant to Section 2.10(b) shall be applied first to reduce the Bridge Term Commitments and, when the Bridge Term Commitments shall have been reduced to zero, then to reduce the Bridge Revolving Commitments. On each day on which any Bridge Commitments are reduced pursuant to
         Section 2.10(b), the Borrower shall repay such principal amount of each Bridge Bank's outstanding Bridge Loans (together with accrued interest thereon) as may be necessary so that after such repayment: (i) the aggregate unpaid principal amount of such Bridge Bank's Bridge Term Loans shall not exceed the amount of its Bridge Term Commitment after giving effect to such reduction and (ii) the aggregate unpaid principal amount of such Bridge Bank's Bridge Revolving Loans shall not exceed the amount of its Bridge Revolving Commitment after giving effect to such reduction.

                           (d) Any reduction of the Bridge Term Commitments pursuant to this Section 2.10 shall be applied to reduce the Bridge Term Commitments pro rata among the Bridge Banks in proportion to their respective Bridge Term Commitments at that time, and any reduction of the Bridge Revolving Commitments pursuant to this Section 2.10 shall be applied to reduce the Bridge Revolving Commitments pro rata among the Bridge Banks in proportion to their respective Bridge Revolving Commitments at that time.


27009/007/AMEND.96/amend.8

                  SECTION 6. Amendment to Conditions for Credit Events. The condition contained in clause (b) of Section 3.02 of the Bridge Credit Agreement is amended and restated in its entirety as follows:

                  (b) the fact that, after giving effect to such Credit Event, the Usage shall not exceed the aggregate amount of the Bridge Commitments;


                  SECTION  7.  Amendment  to Real  Estate  Investment  Covenant.
Section 5.15 of the Bridge Credit Agreement and Section 5.15 of the Credit Agreement, in each case, is amended and restated in its entirety as follows:

                           SECTION 5.15. Real Estate Investments. The Borrower will not, and will not permit any Consolidated Subsidiary to, make any Real Estate Investment at any time if, after giving effect thereto, (i) the aggregate cumulative amount of Real Estate Investments made during any period set forth below shall exceed the amount set forth below opposite such period (in each case, with Real Estate Investments determined on a gross basis and not, for example, net of any proceeds received in respect of any Real Estate Investments):

                                                      Maximum Amount of
                Period                             Real Estate Investments
                ------                             -----------------------

          10/1/96 - 11/22/96                            $1,500,000
          1/1/96  - 12/31/96                           $12,000,000
          1/1/97  - 1/31/97                             $2,000,000


                  SECTION 8. Amendments to Event of Default Provisions.  Section
6.01 of the Bridge Credit Agreement is amended by deleting the word "or" after clause (m) therein and by adding the word "or" and the following new clauses (o) and (p) after clause (n) therein:

                  (o) the Stock Purchase Agreement shall terminate, or RCBA or the Purchaser shall otherwise take any action, or fail to take any action, which action or failure to take any action indicates an intention not to make at least a $30,000,000 equity investment in the Borrower in accordance with the Stock Purchase Agreement; or

                  (p) the Borrower shall fail to send to its shareholders on or prior to November 15, 1996 a proxy statement soliciting shareholder consent to the sale of shares of Series B Cumulative Convertible Preferred Stock to the Purchaser in accordance with the Stock Purchase Agreement, in compliance with the Securities Exchange Act of 1934, the rules and regulations

27009/007/AMEND.96/amend.8
         promulgated thereunder, the rules and regulations promulgated by the American Stock Exchange, and other applicable laws;


                  SECTION 9. Amendment to Expense Provisions. Section 8.03 of the Bridge Credit Agreement is amended by adding the following new subsection
(d):

                  (d) The Borrower shall pay (or, at the Participant's option, reimburse the Participant for paying) the reasonable out-of-pocket expenses incurred by the Purchaser, including fees and disbursements of counsel, that are directly attributable to the participation granted to it pursuant to the Participation Agreement (it being understood that that the Purchaser shall not be entitled to payment or reimbursement hereunder for expenses otherwise incurred by the Purchaser, including in connection with the Stock Purchase Agreement). All such payments or reimbursements shall be made in immediately available funds (i) on the Amendment No. 8 Effective Date, to the extent invoices with respect to such expenses have been submitted to the Borrower at least one Business Day before the Amendment No. 8 Effective Date, and (ii) within ten Business Days after submission of invoices with respect to expenses not paid or reimbursed on the Amendment No. 8 Effective Date.


                  SECTION 10. Amendment to Participation and Assignment Provisions.

                  (a) Section 8.06 of the Bridge Credit Agreement is amended by adding a new subsection (e) at the end thereof:

                           (e) In addition to having the right to grant a participation in its Bridge Commitment and Bridge Loans in accordance with Section 8.06(b), each Bridge Bank may grant a participating interest in its Bridge Term Loans to the Purchaser in accordance with the Participation Agreement. In addition to having the right to assign all of its rights and obligations under this Agreement and the Bridge Notes in accordance with Section 8.06(c), each Bridge Bank may assign all or any portion of its rights and obligations under this Agreement in respect of its Bridge Term Commitment and Bridge Terms Loans to any other Bridge Bank, subject to the Participation if then in effect. Such assignment shall be made pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit K hereto executed by the applicable transferee Bridge Bank or transferee Bridge Banks and the transferor Bridge Bank or transferor Bridge Banks, without any requirement for consent by the Borrower or the Agent. Upon execution and delivery of the Assignment and Assumption Agreement and payment by the transferee Bridge

27009/007/AMEND.96/amend.8

         Bank or transferee Bridge Banks to the transferor Bridge Bank or transferor Bridge Banks of an amount equal to the purchase price agreed between them, the transferor Bridge Bank or transferor Bridge Banks shall be released from its obligations hereunder to a corresponding extent, the transferee Bridge Bank or transferee Bridge Banks shall assume such obligations and no further consent or action by any party shall be required.


                  SECTION 11. Representations and Warranties Correct; No Default. The Borrower represents and warrants that on and as of the date hereof, after giving effect to this Amendment, (a) the representations and warranties of each Obligor contained in each Financing Document, as amended, to which it is a party are true and (b) no Default under the Credit Agreement and no Default under the Bridge Credit Agreement exists.


                  SECTION 12. Effect of Amendments. Except as expressly set forth herein, the amendments and waivers contained herein shall not constitute an amendment or waiver of any term or condition of the Credit Agreement, the Bridge Credit Agreement or any other Financing Documents, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.


                  SECTION 13. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.


                  SECTION 14. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


                  SECTION 15. Consent by Subsidiary Guarantors. By signing this Amendment below, each Subsidiary Guarantor affirms its obligations under the Subsidiary Guarantee Agreement and acknowledges that it has guaranteed, and continues to guarantee, all obligations of the Borrower in respect of principal of and interest on all Bridge Loans and on all Loans outstanding under the Credit Agreement, and all other amounts payable by the Borrower in respect of the Bridge Notes, the Bridge Credit Agreement, the Notes issued under the Credit Agreement and the Credit Agreement, in each case as amended to and including this Amendment and as the same may be amended from time to time hereafter. Without limiting the effect of the foregoing, the Borrower and each Subsidiary Guarantor acknowledges and agrees that the term "Guaranteed Obligations" under the Subsidiary Guarantee

27009/007/AMEND.96/amend.8

Agreement includes, without limitation, all obligations of the Borrower in respect of principal of and interest on, and all other amounts payable under the Bridge Credit Agreement in respect of, the Bridge Term Loans and Bridge Revolving Loans and all principal and interest on, and all other amounts payable under the Credit Agreement in respect of the Loans outstanding thereunder (in each case, including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Obligor, or which would accrue but for the commencement of such case, proceeding or other action, whether or not allowed or allowable as a claim in any such proceeding).


                  SECTION  16.   Effectiveness.   This  Amendment  shall  become
effective as of the date hereof when the following conditions shall have been satisfied:

                  (a) the Agent shall have received duly executed counterparts hereof signed by the Borrower, each of the Banks and Bridge Banks and each Subsidiary Guarantor (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                  (b) the Agent shall have received evidence satisfactory to it that the Second Amendment to Stock Purchase Agreement among RCBA, the Purchaser and the Borrower shall have been executed by each of the parties thereto, and that such Second Amendment to Stock Purchase Agreement shall be in form and substance acceptable to each of the Banks;

                  (c) the Borrower shall have paid all amounts which it shall be required to pay pursuant to Section 9.03 of the Credit Agreement or Section 8.03 of the Bridge Credit Agreement, and for which a statement shall have been delivered to the Borrower and the Agent at least one Business Day prior to the Amendment No. 8 Effective Date;

                  (d) the Agent shall have received a copy of the resolutions of the Board of Directors of the Borrower and each Subsidiary Guarantor authorizing the execution, delivery and performance of this Amendment, satisfactory in form and substance to the Agent;

                  (e) the Agent shall have received a copy of the certificates of the Secretary or an Assistant Secretary of the Borrower and each Subsidiary Guarantor certifying the names and true signatures of the officers of the Borrower and each Subsidiary Guarantor who shall be authorized to sign this Amendment, satisfactory in form and substance to the Agent;

27009/007/AMEND.96/amend.8

                  (f) the Participation Agreement shall have become effective in accordance with its terms, including the fact that the Agent shall have received the purchase price payable thereunder; and

                  (g) the Agent shall have received evidence satisfactory to it that arrangements satisfactory to it shall have been made for the recording of an amendment to the Mortgage encumbering the Mortgaged Facility in Wayne County, Michigan, substantially in the form attached hereto as Exhibit B, and receipt by the Agent of an endorsement to each title insurance policy delivered to the Agent pursuant to the Bridge Credit Agreement insuring that the coverage under such policy is unaffected by this Amendment and such amendment to the Mortgage.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                               PERINI CORPORATION


                                By:      _____________________________
                                         Name:
                                         Title:


                                By:      _____________________________
                                         Name:
                                         Title:

                                Each  of the  undersigned  banks  is
                                signing   this   Amendment   in  its
                                capacity  as  a  "Bank"   under  the
                                Credit  Agreement  referenced  above
                                and as a  "Bridge  Bank"  under  the
                                Bridge Credit Agreement
                                referenced above:

                                MORGAN GUARANTY TRUST COMPANY OF
                                NEW YORK


                                By:      _____________________________
                                         Name:
                                         Title:


27009/007/AMEND.96/amend.8

                               FLEET NATIONAL BANK


                               By:      _____________________________
                                        Name:
                                        Title:



                               BANK OF AMERICA NATIONAL TRUST AND
                               SAVINGS ASSOCIATION


                               By:      _____________________________
                                        Name:
                                        Title:



                                BAYBANK, N.A.


                                By:      _____________________________
                                         Name:
                                         Title:



                                COMERICA BANK


                                By:      _____________________________
                                         Name:
                                         Title:



                                HARRIS TRUST & SAVINGS BANK


                                By:      _____________________________
                                         Name:
                                         Title:


27009/007/AMEND.96/amend.8

                                  STATE STREET BANK AND TRUST COMPANY


                                  By:      _____________________________
                                           Name:
                                           Title:



                                  MORGAN GUARANTY TRUST COMPANY OF
                                  NEW YORK, as Agent


                                  By:      _____________________________
                                           Name:
                                           Title:


Each of the undersigned Subsidiary Guarantors consents to the foregoing Amendment and confirms its agreement with Section 15 of the Amendment:

PERINI BUILDING COMPANY, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:




27009/007/AMEND.96/amend.8

PERINI INTERNATIONAL CORPORATION


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI LAND AND DEVELOPMENT COMPANY, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



R. E. DAILEY & CO.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:




27009/007/AMEND.96/amend.8

PARAMOUNT DEVELOPMENT ASSOCIATES, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI ENVIRONMENTAL SERVICES, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



PERINI RESORTS, INC.


By:      _____________________________
         Name:
         Title:


By:      _____________________________
         Name:
         Title:



27009/007/AMEND.96/amend.8

                                                               [EXECUTION COPY]

                   AMENDMENT NO. 9 TO BRIDGE CREDIT AGREEMENT
                                       AND
                       AMENDMENT NO. 4 TO CREDIT AGREEMENT


         AMENDMENT NO. 9 TO BRIDGE CREDIT AGREEMENT AND AMENDMENT NO. 4 TO CREDIT AGREEMENT (this "Amendment") dated as of November 12, 1996 among PERINI CORPORATION (the "Borrower"), the banks listed on the signature pages hereof, each in its capacity as a "Bank" under the Credit Agreement referenced below (collectively, the "Banks") and in its capacity as a "Bridge Bank" under the Bridge Credit Agreement referenced below (collectively, the "Bridge Banks"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Bridge Banks and the Agent are parties to a Bridge Credit Agreement dated as of February 26, 1996 (as amended, the "Bridge Credit Agreement");

         WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of December 6, 1994 (as amended, the "Credit Agreement"); and

         WHEREAS, at the request of the Borrower, the Banks have agreed to amend the Minimum Consolidated Tangible Net Worth covenant contained in the Credit Agreement and the Bridge Banks have agreed to amend one of the Event of Default provisions contained in the Bridge Credit Agreement, in each case as set forth herein and subject to the terms and conditions contained herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement or the Bridge Credit Agreement shall have the meaning assigned to such term in the Credit Agreement or the Bridge Credit Agreement, as the case may be. Each reference "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement or Bridge Credit Agreement, as the case may be, shall from and after the date hereof refer to the Bridge Credit Agreement, as the case may be, as amended hereby.

         SECTION 2. Amendment to Minimum Consolidated Tangible Net Worth Covenant in Credit Agreement. Section 5.09 of the Credit Agreement is amended by changing the amount specified in clause (iii) therein from "$112,000,000" to "109,485,000".

         SECTION 3. Amendments to Event of Default Provision in Bridge Credit Agreement. The Event of Default specified in clause (p) of Section 6.01 of the Bridge Credit Agreement is amended by changing the date referred to therein from "November 15, 1996" to "December 1, 1996".

         SECTION 4. Representations and Warranties Correct; No Default. The Borrower represents and warrants that on and as of the date hereof, after giving effect to this Amendment, (a) the representations and warranties of each Obligor contained in each Financing Document, as amended, to which it is a party are true and (b) no Default under the Credit Agreement and no Default under the Bridge Credit Agreement exists.

         SECTION 5. Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute an amendment or waiver of any term or condition of the Credit Agreement, the Bridge Credit Agreement or any other Financing Documents, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 8. Consent by Subsidiary Guarantors. By signing this Amendment below, each Subsidiary Guarantor affirms its obligations under the Subsidiary Guarantee Agreement and acknowledges that is has guaranteed, and continues to guarantee, all obligations of the Borrower in respect of principal of and interest on all Bridge Loans and on all Loans outstanding under the Credit

Agreement, and all other amounts payable by the Borrower in respect of the Bridge Notes, the Bridge Credit Agreement, the Notes issued under the Credit Agreement and the Credit Agreement, in each case as amended to and including this Amendment and as the same may be amended from time to time hereafter.

         SECTION 9. Effectiveness. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, each of the Banks and Bridge Banks and each Subsidiary Guarantor (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                            PERINI CORPORATION

                            By:      ________________________
                                     Name:
                                     Title:

                            By:      ________________________
                                     Name:
                                     Title:

                            Each of the undersigned banks is signing this Amendment in its capacity as a "Bank" under the Credit Agreement referenced above and as a "Bridge Bank" under the Bridge Credit Agreement referenced above:

                            MORGAN GUARANTY TRUST COMPANY OF
                            NEW YORK

                            By:      ________________________
                                     Name:
                                     Title:

                            FLEET NATIONAL BANK

                            By:      ________________________
                                     Name:
                                     Title:

                            BANK OF AMERICA NATIONAL TRUST AND
                            SAVINGS ASSOCIATION

                            By:      ________________________
                                     Name:
                                     Title:

                            BAYBANK, N.A.

                            By:      ________________________
                                     Name:
                                     Title:

                            COMERICA BANK

                            By:      ________________________
                                     Name:
                                     Title:

                            HARRIS TRUST & SAVINGS BANK

                            By:      ________________________
                                     Name:
                                     Title:

                            STATE STREET BANK & TRUST COMPANY

                            By:      ________________________
                                     Name:
                                     Title:

                            MORGAN GUARANTY TRUST COMPANY OF
                            NEW YORK, as Agent

                            By:      ________________________
                                     Name:
                                     Title:

                            Each of the undersigned Subsidiary
                            Guarantors consents to the foregoing
                            Amendment and confirms its agreement with
                            Section 8 of the Amendment:

                            PERINI BUILDING COMPANY, INC.

                            By:      ________________________
                                     Name:
                                     Title:

                            By:      ________________________
                                     Name:
                                     Title:

                            PERINI INTERNATIONAL CORPORATION

                            By:      ________________________
                                     Name:
                                     Title:

                            By:      ________________________
                                     Name:
                                     Title:

                            PERINI LAND & DEVELOPMENT COMPANY, INC.

                            By:      ________________________
                                     Name:
                                     Title:

                            By:      ________________________
                                     Name:
                                     Title:

                            R.E. DAILEY & CO.

                            By:      ________________________
                                     Name:
                                     Title:

                            By:      ________________________
                                     Name:
                                     Title:

                            PARAMOUNT DEVELOPMENT ASSOCIATES, INC.


                            By:      ________________________
                                     Name:
                                     Title:

                            By:      ________________________
                                     Name:
                                     Title:

                            PERINI ENVIRONMENTAL SERVICES, INC.

                            By:      ________________________
                                     Name:
                                     Title:

                            By:      ________________________
                                     Name:
                                     Title:

                            PERINI RESORTS, INC.

                            By:      ________________________
                                     Name:
                                     Title:

                            By:      ________________________
                                     Name:
                                     Title: